SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) March 5, 2001


                            Global Technologies, Ltd.
             (Exact Name of Registrant as specified in its charter)


          Delaware                   0-25668                     86-0970492
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


The Belgravia, 1811 Chestnut Street, Suite 120, Philadelphia, PA     19103
          (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code (215) 972-8191


          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THIS REPORT


ITEM 2. DISPOSITION OF ASSETS

     On March 7, 2001, The Network Connection, Inc., a Georgia corporation ("TNCi") and a majority-owned subsidiary of Global Technologies, Ltd., a Delaware Corporation (the "Registrant"), announced that it had re-evaluated certain aspects of its business and would be focusing its efforts on the operations of TNCi UK Ltd., a company incorporated under the laws of England and Wales ("TNCi UK"), and discontinuing and suspending its domestic operations. As explained in the Current Report on Form 8-K filed by TNCi on March 7, 2001, TNCi has discontinued its education and corporate training operations, suspended its hotel operations and is focusing on train operations.

     In connection with this discontinuance and suspension of domestic operations, TNCi has determined it necessary to write off all of the intangible assets on its balance sheet, which consisted of goodwill and certain intellectual property. The amount to be written off is approximately $5.8 million. In addition, based on the impairment of certain fixed assets of TNCi, consisting primarily of installed interactive entertainment systems at hotel properties, resulting from the determination to suspend hotel operations, TNCi has written down the value of these assets as reflected on its balance sheet by approximately $3.3 million.

     On March 2, 2001, TNCi UK's English directors provided a letter to TNCi's Chairman expressing their concerns regarding the solvency of TNCi UK, and explaining that under English law statutory directors can be personally and criminally liable for operating a company that is insolvent, i.e., that such directors have an obligation to put an entity the solvency of which is questionable into a voluntary dissolution. The letter explained that unless funding was received by March 9, 2001, they were going to put TNCi UK into receivership.

     The Registrant and TNCi have been pursuing capital from many third party sources to finance the operations of TNCi UK. These efforts included retaining Dawnay Day Corporate Finance Limited ("Dawnay Day"), a reputable London-based investment bank, to find investors for TNCi UK. After an extensive search and repeated reductions of TNCi UK's valuation, Dawnay Day has been unable to secure an investment.

     To permit  TNCi UK to fund  ongoing  operations  and avoid  insolvency  and receivership, on March 9, 2001, the Registrant acquired 600 cumulative redeemable preferred shares of TNCi UK (the "Preferred Shares"). The Registrant has committed to pay $600,000 for the Preferred Shares, $50,000 of which was paid to TNCi UK through March 15, 2001. The remainder of the purchase price is evidenced by a 9% note payable over the next 150 days.

     The Preferred Shares have a 9% cumulative dividend payable in cash or in-kind, and each Preferred Share has a liquidation preference and redemption price of $1,000, is convertible into one ordinary share and votes as if it were an ordinary share. The Preferred Shares have customary anti-dilution protection.

     Prior to this transaction, TNCi UK was a wholly owned subsidiary of TNCi, of which the Registrant currently owns approximately 70%. The 600 Preferred Shares acquired by the Registered represent 60% of the outstanding voting equity of TNCi UK. TNCi now holds the remaining 40% of the outstanding voting equity of TNCi UK through its ownership of ordinary shares.

     In connection with this transaction, TNCi converted approximately $1.4 million (as of February 28, 2001) of inter-company advances to TNCI UK on its balance sheet into equity. Subsequently, TNCi wrote down the value of its investment in TNCi UK by approximately $900,000 to reflect its 40% net equity interest in TNCi UK.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Listed  below  are  certain  financial  statements,   pro  forma  financial
information and exhibits filed as part of this Report on Form 8-K:

     a. FINANCIAL STATEMENTS:

        None.

     b. PRO FORMA FINANCIAL INFORMATION:

                   GLOBAL TECHNOLOGIES, LTD. AND SUBSIDIARIES
                         PRO FORMA FINANCIAL INFORMATION

     The following pro forma unaudited financial information presents the Registrant's pro forma condensed consolidated balance sheet as of December 31, 2000 and the Registrant's pro forma condensed consolidated statements of operations for the fiscal year ended June 30, 2000 and the six months ended December 31, 2000. The pro forma unaudited financial information gives effect to
(i) the acquisition of 600 cumulative redeemable preference shares of TNCi UK, representing 60%, of the equity of TNCi UK, (ii) the conversion of approximately $1.4 million (as of February 28, 2001) of inter-company advances of TNCi to TNCi UK into equity representing the remaining 40% of the equity of TNCi UK, and
(iii) the discontinuance and suspension of domestic operations of TNCi, including the write off all of the intangible assets on its balance sheet, consisting of goodwill and certain intellectual property, and the impairment of certain fixed assets of TNCi, consisting primarily of installed interactive entertainment systems at hotel properties. The pro forma adjustments were recorded as if they had occurred, for purposes of the pro forma unaudited condensed consolidated balance sheet, as of December 31, 2000 and, for purposes of the pro forma unaudited condensed consolidated statements of operations, as of the beginning of the respective periods presented.

     This pro forma unaudited financial information does not purport to represent what the Registrant's actual financial position and operating results would have been had such events actually occurred on the aforementioned dates. The pro forma unaudited financial information also does not purport to serve as a forecast of the Registrant's financial position or results of operations for any future periods.

     The pro forma adjustments are based upon currently available information that management believes is reasonable in the circumstances. This pro forma financial information should be read in conjunction with the Registrant's audited consolidated financial statements as of and for the fiscal year ended June 30, 2000 and the unaudited condensed consolidated financial statements as of and for the six months ended December 31, 2000 appearing in the Registrant's form 10-QSB for the quarter then ended.

                   GLOBAL TECHNOLOGIES, LTD. AND SUBSIDIARIES
                 Pro Forma Condensed Consolidated Balance Sheet
                             as of December 31, 2000
                                   (Unaudited)

                                                                                         PRO FORMA
                                                                     AS REPORTED        ADJUSTMENTS            PRO FORMA
                                                                     -----------        -----------            ---------
                                     ASSETS
Current assets:
  Cash and cash equivalents                                        $   1,975,772        $        --           $   1,975,772
  Restricted cash                                                        282,150                 --                 282,150
  Investments                                                          9,670,937                 --               9,670,937
  Deferred tax asset                                                   2,973,190                 --               2,973,190
  Other current assets                                                 1,368,710                 --               1,368,710
                                                                   -------------        -----------           -------------
      Total current assets                                            16,270,759                 --              16,270,759

Property and equipment, net                                           12,771,168         (3,344,897)(1)           9,426,271
Intangibles, net                                                       5,833,615         (5,833,615)(2)                  --
Investments                                                                   --                 --                      --
Other assets                                                             166,216                 --                 166,216
                                                                   -------------        -----------           -------------

      Total assets                                                 $  35,041,758        $(9,178,512)          $  25,863,246
                                                                   =============        ===========           =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                     8,097,715                 --               8,097,715
  Accrued liabilities                                                  2,551,786                 --               2,551,786
  Advances from related parties                                          365,046                 --                 365,046
  Notes payable                                                        9,917,294                 --               9,917,294
  Notes payable to related parties                                     3,737,400                 --               3,737,400
                                                                   -------------        -----------           -------------
      Total current liabilities                                       24,669,241                 --              24,669,241

Accrued litigation settlement                                            833,333                 --                 833,333
                                                                   -------------        -----------           -------------
      Total liabilities                                               25,502,574                 --              25,502,574
                                                                   -------------        -----------           -------------

Minority Interest                                                             --             60,619(3)               60,619

Stockholders' equity (deficiency):
  Series C preferred stock                                                    10                 --                      10
  Common stock                                                           112,626                 --                 112,626
  Additional paid-in capital                                         139,802,670                 --             139,802,670
  Accumulated other comprehensive income                               8,718,535                 --               8,718,535
  Accumulated deficit                                               (139,094,658)        (9,178,512)(1)(2)     (148,333,788)
                                                                              --            (60,619)(3)                  --
                                                                   -------------        -----------           -------------
      Total stockholders' equity (deficiency)                          9,539,184         (9,239,130)                300,053
                                                                   -------------        -----------           -------------

      Total liabilities and stockholders' equity (deficiency)      $  35,041,758        $(9,178,512)          $  25,863,246
                                                                   =============        ===========           =============

             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2000


1) To record the write down of equipment, primarily interactive entertainment systems installed at hotel properties, to net realizable value.

2)   To record the write-off of intangible assets, primarily goodwill.

3) To record the minority interest in the consolidated accounts of TNCi UK, resulting from the Registrant's 74.3% ownership of TNCi as of December 31, 2000, which in turn owns 40% of TNCi UK.

                   GLOBAL TECHNOLOGIES, LTD. AND SUBSIDIARIES
            Pro Forma Condensed Consolidated Statement of Operations
                    for the fiscal year ended June 30, 2000

                                                                                 PRO FORMA
                                                           AS REPORTED          ADJUSTMENTS            PRO FORMA
                                                          ------------          ------------          ------------
Revenue:
  Equipment sales                                         $  6,983,787          $         --          $  6,983,787
  Service income                                               413,209                    --               413,209
                                                          ------------          ------------          ------------
                                                             7,396,996                    --             7,396,996
                                                          ------------          ------------          ------------
Costs and expenses:
  Cost of equipment sales                                    4,867,519                    --             4,867,519
  Cost of service income                                       148,221                    --               148,221
  General and administrative expenses                       21,166,771              (163,015)(2)        21,003,756
  Amortization of intangibles                                  912,553              (912,553)(2)                --
  Expenses associated with investments                       1,944,743                    --             1,944,743
  Loss on impairment of assets                                      --             9,937,739 (1)         9,937,739
  Special charges                                            2,156,205                                   2,156,205
                                                          ------------          ------------          ------------
                                                            31,196,012             8,862,171            40,058,183
                                                          ------------          ------------          ------------
      Operating loss                                       (23,799,016)           (8,862,171)          (32,661,187)

Other:
  Interest expense                                          (5,948,347)                   --            (5,948,347)
  Interest income                                              655,194                    --               655,194
  Equity in loss of non-consolidated affiliates            (10,345,210)                   --           (10,345,210)
  Other expense                                                (14,339)                   --               (14,339)
                                                          ------------          ------------          ------------

      Loss before minority interest                        (39,451,718)           (8,862,171)          (48,313,889)

  Minority interest                                          1,612,529                47,986 (3)         1,660,515
                                                          ------------          ------------          ------------

      Net Loss                                             (37,839,189)           (8,814,185)          (46,653,374)

Cummulative dividend on preferred stock                       (187,415)                   --              (187,415)

Redemption of preferred stock                                  509,183                    --               509,183
                                                          ------------          ------------          ------------

Net loss available to common stockholders                  (37,517,421)           (8,814,185)          (46,331,606)
                                                          ============          ============          ============
Basic and diluted net loss per common share                      (3.81)                                      (4.71)
                                                          ============                                ============
Weighted average number of shares outstanding                9,842,392                                   9,842,392
                                                          ============                                ============

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE FISCAL YEAR ENDED JUNE 30, 2000


1) To record the impairment losses on the write down of equipment, primarily interactive entertainment systems installed at hotel properties, and the write-off of intangible assets, primarily goodwill.

2) To eliminate the depreciation and amortization expenses associated with the equipment write down and the intangible asset write-off.

3) To record the minority interest in the consolidated accounts of TNCi UK resulting from the Registrant's 79% ownership of TNCi as of June 30, 2000, which in turn owns 40% of TNCi UK.

                   GLOBAL TECHNOLOGIES, LTD. AND SUBSIDIARIES
            Pro Forma Condensed Consolidated Statement of Operations
                   for the six months ended December 31, 2000
                                   (Unaudited)

                                                                                         PRO FORMA
                                                                    AS REPORTED         ADJUSTMENTS           PRO FORMA
                                                                   ------------         ------------         ------------
  Equipment sales                                                  $     59,186         $         --         $     59,186
  Service income                                                        162,642                   --              162,642
                                                                   ------------         ------------         ------------
                                                                        221,828                   --              221,828
                                                                   ------------         ------------         ------------
Costs and expenses:
  Cost of equipment sales                                                43,632                   --               43,632
  Cost of service income                                                157,932                   --              157,932
  General and administrative expenses                                13,745,189             (156,177)(2)       13,589,012
  Amortization of intangibles                                           864,342             (864,342)(2)               --
  Loss on foreign currency exchange                                      46,643                   --               46,643
  Loss on impairment of assets                                        3,053,497           10,042,854 (1)       13,096,351
  Special charges                                                     1,501,360                                 1,501,360
                                                                   ------------         ------------         ------------
                                                                     19,412,595            9,022,335           28,434,930
                                                                   ------------         ------------         ------------
      Operating loss                                                (19,190,767)          (9,022,335)         (28,213,102)

Other:
  Interest expense                                                   (4,278,659)                  --           (4,278,659)
  Interest income                                                        51,929                   --               51,929
  Loss from write down of investment in affiliates                     (174,990)
  Gain on sale of investments                                         4,159,582                   --            4,159,582
  Gain on legal settlement                                            1,336,563                   --            1,336,563
  Other income                                                           21,901                   --               21,901
                                                                   ------------         ------------         ------------

      Loss before minority interest and extraordinary item          (18,074,441)          (9,022,335)         (26,921,786)

  Minority interest                                                     985,401               57,055 (3)        1,042,456
                                                                   ------------         ------------         ------------

      Loss before  extraordinary item                               (17,089,040)          (8,965,280)         (25,879,330)

  Extraordinary gain on extinguishment of debt                        1,492,138                   --            1,492,138
                                                                   ------------         ------------         ------------

      Net Loss                                                      (15,596,902)          (8,965,280)         (24,387,192)

Cummulative dividend on preferred stock                                (340,936)                  --             (340,936)

Beneficial conversion on preferred stock                               (173,469)                  --             (173,469)
                                                                   ------------         ------------         ------------

Net loss available to common stockholders                           (16,111,307)          (8,965,280)         (24,901,597)
                                                                   ============         ============         ============
Basic and diluted net loss per common share                               (1.45)                                    (2.24)
                                                                   ============                              ============
Weighted average number of shares outstanding                        11,112,465                                11,112,465
                                                                   ============                              ============

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2000


1) To record the impairment losses on the write down of equipment, primarily interactive entertainment systems installed at hotel properties, and the write-off of intangible assets, primarily goodwill.

2) To eliminate the depreciation and amortization expenses associated with the equipment write down and the intangible asset write-off.

3) To record the minority interest in the consolidated accounts of TNCi UK resulting from the Registrant's 74.3% ownership of TNCi as of December 31, 2001, which in turn owns 40% of TNCi UK.


     c. EXHIBITS:

        2.1    Articles of Association of TNCi UK Limited.

        2.2    Application for Shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GLOBAL TECHNOLOGIES, LTD.



Dated: March 20, 2001                    By: /s/ Irwin L. Gross
                                             -----------------------------------
                                             Name:  Irwin L. Gross
                                             Title: Chairman and
                                                    Chief Executive Officer

                                Index to Exhibits

         No.                       Description
         ---                       -----------

         2.1      Articles of Association of TNCI UK LIMITED.*

         2.2      Application for Shares.*

----------
* Filed herewith.